                                                                   Exhibit 10.11

                                ESCROW AGREEMENT

      ESCROW AGREEMENT, dated as of September __, 2007 ("AGREEMENT"), by and among SP ACQUISITION HOLDINGS, INC., a Delaware corporation ("COMPANY"), SP ACQ
LLC, a Delaware Limited Liability Company (the "INITIAL STOCKHOLDER") and
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation ("ESCROW
AGENT").

      WHEREAS, the Company has entered into an Underwriting Agreement, dated
__________, 2007, with UBS Securities LLC ("UBS") and Ladenburg Thalmann & Co.,
Inc. ("LADENBURG"), acting as representatives of the several underwriters
(collectively, the "UNDERWRITERS"), pursuant to which, the Underwriters have agreed to purchase 40,000,000 units ("UNITS") of the Company. Each Unit consists of one share of the Company's common stock, par value $.001 per share ("COMMON
STOCK"), and one warrant to purchase one share of Common Stock, all as more fully described in the Company's final Prospectus, dated _________, 2007 comprising part of the Company's Registration Statement on Form S-1 (File No.
333-142696) under the Securities Act of 1933, as amended ("REGISTRATION
Statement"), declared effective on ________, 2007 ("EFFECTIVE DATE");

      WHEREAS, solely for the purpose of covering over-allotments, the Company has granted to the Underwriters the option to purchase from the Company up to an additional 6,000,000 Units (the "Overallotment Option");

      WHEREAS, the Initial Stockholder, Steel Partners II, L.P., Anthony
Bergamo, Ronald LaBow, Howard M. Lorber, Leonard Toboroff and S. Nicholas Walker
(collectively, "FOUNDING STOCKHOLDERS") originally collectively held 7,500,000
Units;

      WHEREAS, it is the intention of the Company that the Founding Stockholders should hold 20% of the outstanding Units after the exercise of the over-allotment option;

      WHEREAS, the Company declared and paid a dividend of 0.15 Units per Unit outstanding, which resulted in the issuance of an additional 1,125,000 Units;

      WHEREAS, the Company subsequently declared and paid an additional dividend of one-third of a Unit per Unit outstanding, which resulted in the issuance of an additional 2,875,000 Units;

      WHEREAS, to ensure that the Founding Stockholders will hold 20% of the outstanding Units after the exercise of the over-allotment option, 1,500,000
Units issued as a result of the dividends shall be placed in escrow (the "ESCROW
UNITS");

      WHEREAS, the Founding Stockholders and the Company have entered into an
Adjustment Agreement, which provides among other things, that the Founding
Stockholders other than the Initial Stockholder have assigned all of the Escrow
Units to the Initial Stockholder;

      WHEREAS, the Underwriters have required as a condition to the purchase of the Units that the Initial Stockholder deposit the Escrow Units as well as certificates representing the shares of Common Stock (the "ESCROW COMMON STOCK")
and warrants (the "ESCROW WARRANTS" and collectively with the Escrow Units and
Escrow Common Stock, the "ESCROW SECURITIES") underlying the Escrow Units in escrow as hereinafter provided; and

      WHEREAS, the Company and the Initial Stockholder desire that the Escrow
Agent accept the Escrow Securities, in escrow, to be held and disbursed as hereinafter provided.

      IT IS AGREED:

      1. APPOINTMENT OF ESCROW AGENT. The Company and the Initial Stockholder
hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

      2. DEPOSIT OF ESCROW UNITS. On or before the Effective Date, the Initial
Stockholder shall have delivered or caused to be delivered to the Escrow Agent certificates representing the Escrow Securities to be held and disbursed subject to the terms and conditions of this Agreement. The Initial Stockholder acknowledges that the certificates representing the Escrow Securities are legended to reflect the deposit of such Escrow Securities under this Agreement.

      3. DISBURSEMENT OF THE ESCROW UNITS. The Escrow Agent shall hold the
Escrow Securities until the earlier to occur of the expiration of the
Underwriters' over-allotment option, the exercise in full of the Underwriters'
over-allotment option, or the announcement by the Underwriters of their intention not to exercise all or any remaining portion of the over-allotment option (the "ESCROW PERIOD"), on which date it shall, upon written instructions from the Initial Stockholder and the Company, release the Escrow Securities (and any applicable stock power) to the Initial Stockholder in accordance with the next sentence. The number of Escrow Units that shall be released to the Initial
Stockholder shall be an amount such that the Founding Stockholders and their permitted transferees shall collectively own 20% of the Units issued and outstanding following either the exercise or termination of the over-allotment option. The remaining Escrow Securities not released to the Initial Stockholder shall be forfeited back to the Company and the Initial Stockholder shall have no right, title or interest in any such securities. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow
Securities in accordance with this SECTION 3.

      4. Rights of Initial Stockholder in Escrow Securities.

            4.1. DIVIDENDS AND OTHER DISTRIBUTIONS IN RESPECT OF THE ESCROW
SHARES. All dividends payable in stock or other non-cash property ("NON-CASH
DIVIDENDS") shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term "Escrow Securities" shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

            4.2. ADJUSTMENT AGREEMENT. The Initial Stockholder acknowledges that the Escrow Securities will be subject to the same restrictions as the Founder's
Securities (as defined in the Founder's Securities Purchase Agreement, dated
March 22, 2007, between the Company and SP Acq LLC) in accordance with the
Adjustment Agreement, dated August 8, 2007, by and between the Company and SP
Acq LLC.

      5. CONCERNING THE ESCROW AGENT.

            5.1. GOOD FAITH RELIANCE. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) that is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The
Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

            5.2. INDEMNIFICATION. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim that in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the
Escrow Agent hereunder, or the Escrow Securities held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the
Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Securities or it may deposit the Escrow Securities with the clerk of any appropriate court or it may retain the Escrow Securities pending receipt of a final, non appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Securities are to be disbursed and delivered. The provisions of this SECTION 5.2 shall survive in the event the
Escrow Agent resigns or is discharged pursuant to SECTIONS 5.5 or 5.6 below.

            5.3. COMPENSATION. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The
Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

            5.4. FURTHER ASSURANCES. From time to time on and after the date hereof, the Company and the Initial Stockholder shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this
Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

            5.5. RESIGNATION. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the
Company, the Escrow Securities held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Securities with any court it reasonably deems appropriate.

            5.6. DISCHARGE OF ESCROW AGENT. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in SECTION 5.5.

            5.7. LIABILITY. Notwithstanding anything herein to the contrary, the
Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

      6. MISCELLANEOUS.

            6.1. GOVERNING LAW. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction
(whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of New York).
The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District
Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction or that such courts represent an inconvenience forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in SECTION 6.6 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

            6.2. THIRD PARTY BENEFICIARIES. The Initial Stockholder hereby acknowledges that the Underwriters are third party beneficiaries of this
Agreement and this Agreement may not be modified or changed without the prior written consent of UBS and Ladenburg, as representatives of the Underwriters.

            6.3. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by each party hereto. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

            6.4. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

            6.5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

            6.6. NOTICES. Any notice or other communication required or that may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

            If to the Company, to:

                     SP Acquisition Holdings, Inc.
                     590 Madison Avenue
                     32nd Floor
                     New York, New York 10022
                     [Attn: __________]

            If to the Initial Stockholder, to:

                     SP Acq LLC
                     590 Madison Avenue
                     32nd Floor
                     New York, New York 10022
                     [Attn: __________]

            If to the Escrow Agent, to:

                       Continental Stock Transfer & Trust Company
                       17 Battery Place
                       New York, New York 10004
                       [Attn: Chairman]

            A copy of any notice sent hereunder shall be sent to:

                       Davis Polk & Wardwell
                       450 Lexington Avenue
                       New York, New York 10017
                       Attn: Deanna L. Kirkpatrick, Esq.

            and:

                       UBS Securities LLC
                       299 Park Avenue
                       New York, New York 10171

                       Attn: __________________________]

            and:

                       Ladenburg Thalmann & Co., Inc.
                       153 East 53rd Street, 49th Floor
                       New York, New York  10022

            and:

                       Olshan Grundman Frome Rosenzweig & Wolosky LLP
                       Park Avenue Tower
                       65 East 55th Street
                       New York, New York 10022
                       Attn: Steven Wolosky, Esq.

            The parties may change the persons and addresses that the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

                            [SIGNATURE PAGES FOLLOW]

      WITNESS the execution of this Agreement as of the date first above written.

                                      SP ACQUISITION HOLDINGS, INC.

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      SP ACQ LLC

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      A-1